UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

Insys Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35902	51-0327886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 S. Benson Lane Chandler, Arizona		85224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 500-3127

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.*

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock, $0.01 Par Value Per Share	INSYQ	N/A

* On June 24, 2019, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by The Nasdaq Stock Market LLC.  The registrant’s common stock trades on the OTC Pink Sheets Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

As previously disclosed, on June 10, 2019, Insys Therapeutics, Inc. (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  Also as previously disclosed, on July 2, 2019, the Bankruptcy Court entered an order that, among other things, established bidding procedures to sell substantially all of the Debtors’ assets in accordance with Section 363 of the Bankruptcy Code (“Section 363”).

On December 2, 2019, the Company entered into an Asset Purchase Agreement (the “Renaissance Purchase Agreement”) with Renaissance Lakewood, LLC, a Delaware limited liability company (“Renaissance”), pursuant to which the Company agreed to sell, transfer and assign to Renaissance, pursuant to Section 363, certain equipment and related records, in consideration for a purchase price of $275,000 in cash that is payable at the closing of the transaction.  Renaissance also agreed to be responsible for certain other liabilities.  The Renaissance Purchase Agreement is subject to approval by the Bankruptcy Court and provides for customary closing conditions, including entry and effectiveness of the sale order of the Bankruptcy Court authorizing and approving the transaction.  The Renaissance Purchase Agreement also provides for customary termination rights.

The foregoing description of the Renaissance Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Renaissance Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

As previously disclosed, the Company has entered into agreements, and consummated transactions, relating to the sale of substantially all of its assets. As previously disclosed, the Second Amended Plan (as defined below), provides that upon the effectiveness of the Second Amended Plan, there will be established cash reserves to satisfy administrative expenses of the Debtors and other claims entitled to priority under the Bankruptcy Code, and the Company’s remaining assets to be placed in two liquidating trusts free and clear of claims and interests. One liquidating trust will hold the Company’s assets related to product liability insurance, and the other will hold all other Company assets. The liquidating trusts will undertake the final liquidation of the Company’s assets and administration and reconciliation of all claims against the Company, including any distributions to claim holders. The Second Amended Plan further provides for the shares of common stock of the Company to be canceled for no consideration, for one new share of common stock of the parent entity to be issued to one of the liquidating trusts, and for the dissolution of the Company and its subsidiaries after all transfers of the Company’s assets to the liquidating trusts have been consummated.

Item 4.01Changes in Registrant’s Certifying Accountant.

On, and effective as of, November 26, 2019, BDO USA, LLP (“BDO”) resigned from its role as the independent registered public accounting firm of the Company as a result of changed circumstances, including without limitation the Company’s filing of the Bankruptcy Petitions, the sale of substantially all of the Company’s assets and the filing of a plan of liquidation.

BDO’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that (i) BDO’s report for the year ended December 31, 2018 included explanatory paragraphs referring to the Company’s going concern uncertainty and the Company’s change in accounting method related to revenue in 2018 due to the adoption of Accounting Standards Codification 606, “ Revenue from Contracts with Customers”; and (ii) BDO’s report for the year ended December 31, 2017 included explanatory paragraphs referring to the Company’s regulatory action uncertainty regarding the Company’s accrual of $150,000,000 associated with investigations by the Department of Justice and the Company’s change in accounting method related to stock compensation in 2017 due to the adoption of Accounting Standards Update 2016-09.

During the fiscal years ended December 31, 2018 and 2017, and through November 26, 2019, there were no (i) disagreements (as such term is defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in its reports on the Company’s consolidated financial statements for such years, and (ii) “reportable events” (as such term is defined in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K).

BDO was not appointed as the Company’s independent registered public accounting firm by the Bankruptcy Court nor has BDO completed the quarterly review procedures as of and for the three and six months ended June 30, 2019; the quarterly review procedures as of and for the three and nine months ended September 30, 2019; or any services associated with the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2019.

The Company provided BDO with a copy of disclosures it is making in this Current Report on Form 8-K and requested that BDO furnish a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements above. A copy of BDO’s letter dated December 3, 2019 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.01Regulation FD Disclosure.

On November 29, 2019, the Debtors filed the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors (the “Second Amended Plan”) and the related disclosure statement (the “Second Amended Disclosure Statement”) with the Bankruptcy Court. The Second Amended Plan and the Second Amended Disclosure Statement are subject to approval by the Bankruptcy Court. The Second Amended Plan and the Second Amended Disclosure Statement amend the Debtors’ first amended plan and disclosure statement, respectively, which were filed with the Bankruptcy Court on November 14, 2019, to incorporate and describe, among other things, modified claims classification, treatment, and distribution provisions based on a settlement reached by the Debtors and certain states, municipalities, and other governmental units, in addition to the existing support of the official committee of unsecured creditors and certain other creditors. The Second Amended Plan also includes modified provisions related to governance of the post-confirmation liquidating trusts which will hold all of the Debtors’ assets and equity, undertake the final liquidation of the Debtors, and conduct the administration and reconciliation of all claims against the Debtors.

A hearing to consider approval of the Second Amended Disclosure Statement is scheduled to be held before the Bankruptcy Court on December 4, 2019 at 9:00 a.m. (Eastern Time). The Debtors intend to proceed expeditiously to commence the mailing of ballots and other solicitation materials (the “Solicitation Materials”) concerning the Second Amended Plan upon the Bankruptcy Court’s approval of the Second Amended Disclosure Statement. There can be no assurance that the Debtors’ stakeholders will accept the Second Amended Plan or that the Bankruptcy Court will approve the Second Amended Disclosure Statement or confirm the Second Amended Plan.

The Second Amended Plan will become effective if the Second Amended Plan receives the requisite approval from holders of claims, the Bankruptcy Court enters an order confirming the Second Amended Plan, and the conditions to the effectiveness of the Second Amended Plan, as stated therein, are satisfied or waived in accordance with the terms of the Second Amended Plan. A hearing to consider confirmation of the Second Amended Plan is scheduled to be held before the Bankruptcy Court on January 16 and 17, 2020 at 9:00 a.m. (Eastern Time).

The Second Amended Plan and the Second Amended Disclosure Statement, as well as Bankruptcy Court filings and other information related to the Chapter 11 Cases, are or will be available at a website administered by the Company’s noticing and claims agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/Insys. The Solicitation Materials will also be available at https://dm.epiq11.com/Insys. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Second Amended Plan.

The foregoing description of the Second Amended Plan and the Second Amended Disclosure Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended Plan and the Second Amended Disclosure Statement, copies of which are filed as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks.  Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.  It is unlikely that holders of the Company’s common stock will receive any recovery on account of such securities.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “intend” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: the failure to obtain Bankruptcy Court approval of the Renaissance Purchase Agreement or, if the Renaissance Purchase Agreement is approved by the Bankruptcy Court, to consummate the transactions contemplated thereby, the failure to consummate the transactions contemplated by the Asset Purchase Agreement, dated as of September 25, 2019, by and between the Company and Pharmbio Korea, Inc., risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the terms of and potential transactions contemplated by the Second Amended Plan and the Second Amended Disclosure Statement, the anticipated mailing date of the Solicitation Materials, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; uncertainty associated with the Company’s ability to complete the sale of its assets as contemplated by the Bankruptcy Petitions; trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC in addition to those factors, risks and uncertainties described in more detail in the Company’s risk factors set forth in Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 8, 2019. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of December 2, 2019, by and between Renaissance Lakewood, LLC and Insys Therapeutics, Inc.
16.1	Letter from BDO USA, LLP, dated December 3, 2019
99.1	Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors, dated November 29, 2019
99.2	Disclosure Statement for Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors, dated November 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2019	Insys Therapeutics, Inc.

	By:	/s/ Andrece Housley
Name: Andrece Housley
Title: Chief Financial Officer